SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 2025

Nutriband, Inc.

Nevada	000-40854	81-1118176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 S. Orange Ave. Suite 1500 Orlando, Florida	32801
(Address of Principal Executive Offices)	(Zip Code)

(407) 377-6695

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NTRB	The Nasdaq Stock Market LLC
Warrants	NTRBW	The Nasdaq Stock Market LLC

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s 2025Annual Meeting of Stockholders was held on January 23, 2025, in Orlando, Florida. At the meeting five proposals were on the agenda for approval by the Company’s stockholders: election of seven directors, ratification of the engagement of Sadler, Gibb & Associates, LLC as the Company’s independent audit firm for fiscal 2024 and approval of the Company’s 2024 Amended and Restated Stock Option Plan. In addition, the non-binding “say on pay” vote on approval of executive compensation and the “say on frequency” vote on the frequency of the say on pay vote were voted on by the stockholders. The results of the stockholder votes on each of these proposals is set forth below.

At the 2025 Annual Meeting, the stockholders elected the seven candidates nominated by the Company’s Board of Directors to serve as directors for one-year terms, each until his or her successor is duly elected and qualified.

The table below presents the results of the shareholder votes at the Company’s 2025 Annual Meeting on the election of seven directors, the ratification of the selection of the Company’s audit firm for 2024, the approval of the Company’s 2024 Amended and Restated Stock Option Plan and the votes on “say on pay” on executive compensation and “say on frequency” of the shareholder say on pay votes.:

Annual Shareholder Meeting

Company Tabulation Report

1/23/2025

Directors Information		Total For - In Person	Total For - Proxy	Total For - All Sources	Total Against - In Person	Total Against - Proxy	Total Against - All Sources	Total Votes
1	Gareth Sheridan	6,294,158	1,133,494	7,427,652	-	20,481	20,481	7,448,133
2	Serguei Melnik	6,294,158	1,131,209	7,425,367	-	22,766	22,766	7,448,133
3	Mark Hamilton	6,294,158	957,990	7,252,148	-	195,985	195,985	7,448,133
5	Stefani Mancas	6,294,158	1,038,237	7,332,395	-	115,738	115,738	7,448,133
4	Radu Bujoreanu	6,294,158	1,030,883	7,325,041	-	123,092	123,092	7,448,133
6	Irina Gram	6,294,158	1,028,301	7,322,459	-	125,674	125,674	7,448,133
7	Sergei Glinka	6,294,158	1,131,709	7,425,867	-	22,266	22,266	7,448,133

Proposals		Total For - In Person	Total For - Proxy	Total For - All Sources	Total Against - In Person	Total Against - Proxy	Total Against - All Sources	Total Votes
2	Ratify the Selection of Sadler, Gibb & Associates	6,294,158	1,088,862	7,383,020	-	65,113	65,113	7,448,133
3	Adopt the Company’s 2024 Amended and Restricted Stock Option Plan	6,294,158	968,311	7,262,469	-	185,664	185,664	7,448,133
4	Advisory Approval on Frequency of Executive Compensation	6,294,158	1,125,907	7,420,065	-	28,068	28,068	7,448,133
5	Advisory Approval on Frequency of Exec Comp - 1 Yr	6,294,158	1,138,680	7,432,838	-	-	-	7,432,838
5	Advisory Approval on Frequency of Exec Comp - 2 yr	-	10,108	10,108		-	-	10,108
6	Advisory Approval on Frequency of Exec Comp - 3 yr	-	5,187	5,187		-	-	5,187

Total Outstanding Shares	11,106,185	% of Total
Total Votes	7,448,133	67.06%
Total Non Votes	3,658,052	32.94%
		100.00%

Total Votes	7,448,133	% of Total
Total In Person	6,294,158	84.51%
Total Proxy	1,153,975	15.49%
Total Votes	7,448,133	100.00%

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NUTRIBAND, INC.

Date: January 29, 2025	By:	/s/ Gareth Sheridan
R: Gareth Sheridan
Chief Executive Officer

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